UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report:  March 8, 2018

Real Industry, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 Park East Drive, Suite 300 Beachwood, OH 44122
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.03	Bankruptcy or Receivership.

As previously disclosed, on November 17, 2017, Real Industry, Inc. (the “Company”), Real Alloy Intermediate Holding, LLC (“RAIH”), Real Alloy Holding, Inc. (“Real Alloy”) and certain of Real Alloy’s wholly-owned U.S. subsidiaries (collectively with RAIH and Real Alloy, the “Real Alloy Debtors,” and the Real Alloy Debtors with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 cases are being jointly administered under the caption “In re Real Industry, Inc., et al.”, Case No. 17-12464, in the Bankruptcy Court (the “Chapter 11 Proceedings”). The Debtors continue to operate their business and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions and orders of the Bankruptcy Code.

Real Alloy Stalking Horse Bid

In connection with the debtor-in-possession (“DIP”) financing obtained by the Real Alloy Debtors (the “RA DIP Financing”), as previously disclosed, the Real Alloy Debtors agreed to pursue a sale of substantially all of their assets pursuant to Section 363 of the Bankruptcy Code (a “Section 363 Sale”). Pursuant to the RA DIP Financing and associated bidding procedures and final orders related to the Section 363 Sale approved by the Bankruptcy Court, the Real Alloy Debtors were required to obtain the prior written consent of a majority of the Required Holders (as defined in the Amended and Restated Note Purchase Agreement, dated and effective as of January 19, 2018 and as filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed January 25, 2018; the “Required DIP Noteholders”) and Bank of America, N.A.  (as administrative agent and collateral agent under the Debtor-in-Possession Revolving Credit Agreement, dated as of November 20, 2017, and as filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed November 27, 2017;  the “DIP ABL Agent”) in order to sell, or enter into a binding agreement to sell, the assets of the Real Alloy Debtors, unless the obligations under the RA DIP Financing, the prepetition Real Alloy 10% senior secured notes and the prepetition obligations under the Real Alloy revolving credit facility (collectively, the “Repayment Obligations”) are repaid in full in cash upon the closing of such sale.  Further, under the final order for the RA DIP Financing, the Required DIP Noteholders, the  DIP ABL Agent, and the collateral trustee/agent for the new money senior secured priming and superpriority postpetition notes (“New Money DIP Notes”) issued as part of the RA DIP Financing must approve any stalking horse bid and bid protections for such stalking horse bid.

Also as previously disclosed, on February 5, 2018, the Real Alloy Debtors filed notice with the Bankruptcy Court in the Chapter 11 Proceedings advising that on February 2, 2018, the Required DIP Noteholders notified the Real Alloy Debtors of their intention to provide a credit bid to purchase substantially all of the assets of the Real Alloy Debtors (the “Credit Bid Proposal”). At such time, the Company also disclosed that the Real Alloy Debtors and Required DIP Noteholders were continuing to negotiate and finalized the terms of the Credit Bid Proposal and associated definitive agreement related to such Credit Bid Proposal.

Form Asset Purchase Agreement for Real Alloy Stalking Horse Bid; Proposed Sale Order

On March 8, 2018, the Real Alloy Debtors filed with the Bankruptcy Court a form of a stalking horse asset purchase agreement (the “Form Asset Purchase Agreement”),  to be entered into by and among a to-be-determined purchaser or a group of purchasers (the “Purchaser”) and the Real Alloy Debtors as sellers (the “Sellers”), pursuant to which, among other things, the Purchaser is expected to acquire (such acquisition, the “Sale”) substantially all of the Sellers’ assets (the “Acquired Assets”) for a to-be-determined consideration which will include, among other forms of consideration, cash, a credit bid, and the assumption of certain of the Sellers’ liabilities. The Form Asset Purchase Agreement was prepared by, and agreed to by, the Sellers, the Required DIP Noteholders and the Official Committee of Unsecured Creditors (the “Committee”). The Form Asset Purchase Agreement is a form and therefore not an executed definitive agreement, and is subject to ongoing revisions. Entry into a definitive agreement effectuating the Sale is subject to the approval of the Bankruptcy Court. A hearing on the Sale is currently scheduled for March 29, 2018 at 10:00 a.m. (prevailing Eastern Time).

The Form Asset Purchase Agreement has been prepared to be, and is thus expected to be, subject to a number of closing conditions, including, among others, (i) the approval of the Bankruptcy Court in the Chapter 11 Proceedings, (ii) the affirmative support by the Committee of the terms of the Form Asset Purchase Agreement, (iii) the accuracy of representations and warranties of the parties and (iv) material compliance with the obligations and covenants set forth in the Form Asset Purchase Agreement.

The sale of the Acquired Assets pursuant to the Form Asset Purchase Agreement is expected to be conducted pursuant to, among others, Sections 363 and 365 of the Bankruptcy Code and will be subject to bidding procedures previously approved by the Bankruptcy Court and receipt of higher or otherwise better bids for the Acquired Assets prior to a bid deadline of March 19, 2018 at 4:00 p.m. (prevailing Eastern Time).

On March 8, 2018, the Real Alloy Debtors also filed with the Bankruptcy Court a proposed form of order (the “Proposed Sale Order”) approving the Sale pursuant to the Form Asset Purchase Agreement.  The Proposed Sale Order, among other things, sets forth factual findings in support of the Sale to the Purchaser (including the Purchaser’s ability to credit bid existing indebtedness), authorizes the Real Alloy Debtors to enter into the Form Asset Purchase Agreement, orders that the Acquired Assets will be transferred to the Purchaser free and clear of substantially all liens and other interests, and approves the assumption by the Real Alloy Debtors and assignment to Purchaser of certain executory contracts and unexpired leases.  The Proposed Sale Order also memorializes a settlement among the Debtors, the Committee and the Real Alloy Debtors’ prepetition lenders, pursuant to which the Committee has agreed to support the Sale and not pursue certain potential claims against the Real Alloy Debtors’ prepetition lenders in exchange for the assumption by the Purchaser of certain liabilities owed to the Real Alloy Debtors’ vendors who agree to provide the Purchaser with, among other things, trade terms for a fixed period.

The Form Asset Purchase Agreement and the Proposed Sale Order are disclosed hereby only to provide information regarding the terms of the Form Asset Purchase Agreement and the Proposed Sale Order, and not to provide investors or any other person with any other factual information regarding the Company, the Real Alloy Debtors or their respective businesses. Neither investors nor any other persons should rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Real Alloy Debtors or any of their respective subsidiaries or affiliates.

The foregoing descriptions of the Form Asset Purchase Agreement and the Proposed Sale Order do not purport to be complete and are qualified in their entirety by reference to the Form Asset Purchase Agreement and the Proposed Sale Order attached hereto respectively as Exhibit 10.1 and Exhibit 99.2 and incorporated herein by reference.

Item 8.01	Other Events.

On March 8, 2018, Real Alloy Holding, Inc. issued a press release announcing the filing of the Form Asset Purchase Agreement and a settlement with the Committee (subject to definitive documentation, provided that the Committee has agreed to forbear from asserting certain causes of action until such settlement may be consummated). A copy of the press release is attached hereto as Exhibit 99.1.

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Cautionary Note Regarding the Company’s Common Stock

The Company cautions that trading in its securities during the pendency of the Chapter 11 Proceedings is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of such securities in the Chapter 11 Proceedings.

Additional Information on the Chapter 11 Proceedings

Court filings and other information related to the court-supervised proceedings are available at a website administered by the Company’s claims agent, Prime Clerk, at https://cases.primeclerk.com/realindustry.  Additional information on Real Industry can be found at its website www.realindustryinc.com.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which are based on our current expectations, estimates, and projections about the businesses and prospects of the Company, Real Alloy and their subsidiaries (“we” or “us”), as well as management’s beliefs, and certain assumptions made by management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “should,” “will” and variations of these words are intended to identify forward-looking statements. Such statements speak only as of the date hereof and are subject to change. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason. These statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Forward-looking statements discuss, among other matters: our financial and operational results, as well as our expectations for future financial trends and performance of our business in future periods; our strategy; risks and uncertainties associated with the Chapter 11 Proceedings; the negative impacts on our businesses as a result of filing for and operating under Chapter 11 protection; the time, terms and ability to confirm a Chapter 11 plan of reorganization for our businesses; the adequacy of the capital resources of our businesses and the difficulty in forecasting the liquidity requirements of the operations of our businesses; the unpredictability of our financial results while in the Chapter 11 Proceedings; our ability to discharge claims in the Chapter 11 Proceedings;  negotiations with the “stalking horse” bidder on a definitive agreement for the terms of purchase; receipts of other acquisition bids and negotiations with associated bidders; negotiations with the holders of Real Alloy’s senior secured notes, its asset-based facility lender, and its trade and other unsecured creditors; risks and uncertainties with performing under the terms of the Debtors’ DIP financing arrangements and any other arrangement with lenders or creditors while in the Chapter 11 Proceedings;  the Debtors’ ability to operate our businesses within the terms of our respective DIP financing arrangements;  the forecasted uses of funds in the Debtors’ DIP budgets; negotiations with DIP lenders; the impact of Real Alloy’s Chief Restructuring Officer on its restructuring efforts and negotiations with creditors and other stakeholders in the Chapter 11 Proceedings;  our ability to retain employees, suppliers and customers as a result of the Chapter 11 Proceedings;  the ability to pay any amounts under key employee incentive or retention plans adopted in connection with the Chapter 11 Proceedings;  Real Alloy’s ability to conduct business as usual in the United States and worldwide; Real Alloy’s ability to continue to serve customers, suppliers and other business partners at the high level of service and performance they have come to expect from Real Alloy; our ability to continue to pay suppliers and vendors;  our ability to fund ongoing business operations through the applicable DIP financing arrangements; the use of the funds anticipated to be received in the DIP financing arrangements;  the ability to control costs during the Chapter 11 Proceedings; the risk that the Chapter 11 Proceedings may be converted to cases under Chapter 7 of the Bankruptcy Code; the ability of the Company to preserve and utilize the NOLs following the Chapter 11 Proceedings; the Company’s ability to secure operating capital; the Company’s ability to take advantage of opportunities to acquire assets with upside potential; the Company’s ability to execute on its strategic plan to evaluate and close potential M&A opportunities; our long-term outlook; our preparation for future market conditions; and any statements or assumptions underlying any of the foregoing. Such statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Accordingly, actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors.

Important factors that may cause such differences include, but are not limited to, the decisions of the bankruptcy court; negotiations with Real Alloy’s debtholders,  our creditors and any committee approved by the bankruptcy court;  negotiations with lenders on the definitive DIP financing, equity investment and post-emergence credit facility documents; the Company’s ability to meet the closing conditions of its DIP financing, equity investment or post-emergence credit facilities; the Debtors’ ability to meet the requirements, and compliance with the terms, including restrictive covenants, of their respective DIP financing arrangements and any other financial arrangement while in the Chapter 11 Proceedings;  changes in our operational or cash needs from the assumptions underlying our DIP budgets and forecasts; changes in our cash needs as compared to our historical operations or our planned reductions in operating expense; adverse litigation; changes in domestic and international demand for recycled aluminum; the cyclical nature and general health of the aluminum industry and related industries; commodity and scrap price fluctuations and our ability to enter into effective commodity derivatives or arrangements to effectively manage our exposure to such commodity price fluctuations; inventory risks, commodity price risks, and energy risks associated with Real Alloy’s buy/sell business model; the impact of tariffs and trade regulations on our operations; the impact of the recently approved U.S. tax legislation and any other changes in U.S. or non-U.S. tax laws on our operations or the value of our NOLs; our ability to successfully identify, acquire and integrate additional companies and businesses that perform and meet expectations after completion of such acquisitions; our ability to achieve future profitability; our ability to control operating costs and other expenses; that general economic conditions may be worse than expected; that competition may increase significantly; changes in laws or government regulations or policies affecting our current business operations and/or our legacy businesses, as well as those risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Real Industry, Inc.’s Forms 10-Q filed with the Securities and Exchange Commission (“SEC”) on May 10, 2017, August 8, 2017 and November 9, 2017 and Form 10-K filed with the SEC on March 13, 2017, and similar disclosures in subsequent reports filed with the SEC.

Item 9.01	Financial Statements and Exhibits

(d) EXHIBITS.  The following exhibits are filed herewith:

Exhibit 10.1Form of Asset Purchase Agreement among the Purchaser and the Real Alloy Debtors.

Exhibit 99.1Real Alloy Holding, Inc. Press Release, dated March 8, 2018.

Exhibit 99.2Proposed Sale Order

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Form of Asset Purchase Agreement among the Purchaser and the Real Alloy Debtors.
99.1	Real Alloy Holding, Inc. Press Release, dated March 8, 2018.
99.2	Proposed Sale Order

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REAL INDUSTRY, INC.

Date: March 12, 2018	By:	/s/ Kelly G. Howard
	Name:	Kelly G. Howard
	Title:	Executive Vice President and General Counsel